LONGLEAF PARTNERS FUNDS SM

SEMI-ANNUAL REPORT

at June 30, 2002

PARTNERS FUND

INTERNATIONAL FUND

SMALL-CAP FUND

MANAGED BY:

SOUTHEASTERN ASSET MANAGEMENT, INC.
Memphis, TN

LETTER TO SHAREHOLDERS
Partners Fund - MANAGEMENT DISCUSSION
Partners Fund - PERFORMANCE HISTORY and PORTFOLIO SUMMARY
Partners Fund - PORTFOLIO OF INVESTMENTS
International Fund - MANAGEMENT DISCUSSION
International Fund - PERFORMANCE HISTORY and PORTFOLIO SUMMARY
International Fund - PORTFOLIO OF INVESTMENTS
Small-Cap Fund - MANAGEMENT DISCUSSION
Small-Cap Fund - PERFORMANCE HISTORY and PORTFOLIO SUMMARY
Small-Cap Fund - PORTFOLIO OF INVESTMENTS
FINANCIAL HIGHLIGHTS
SERVICE DIRECTORY

CONTENTS

Letter to Shareholders	1

Longleaf Partners Fund (Partners Fund)

Management Discussion	3

Performance History and Portfolio Summary	5

Portfolio of Investments	6

Longleaf Partners International Fund (International Fund)

Management Discussion	8

Performance History and Portfolio Summary	10

Portfolio of Investments	12

Longleaf Partners Small-Cap Fund (Small-Cap Fund)

Management Discussion	15

Performance History and Portfolio Summary	17

Portfolio of Investments	18

Financial Statements and Footnotes	22

Financial Highlights	32

Service Directory	35

Longleaf Partners Funds

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

All three Longleaf Partners Funds declined in the second quarter as did the relevant indices:

Partners Fund	(8.2)%	versus	S&P 500	(13.4)%
International Fund	(5.3)%	versus	EAFE	(2.1)%
Small-Cap Fund	(4.5)%	versus	Russell 2000	(8.4)%

Although we performed better than most of Longleaf’s peers over the last three months, our absolute returns were unacceptable. In the March shareholder letter we said, “History tells us that today’s market environment will likely challenge investors.” Challenge might be an understatement for the quarter.

Recent returns notwithstanding, the market’s decline offers encouraging news. Swings in market sentiment from greed to fear create opportunities. After a barrage of disclosures that have diminished shareholder confidence, owners of common stocks are beginning to panic. Quality businesses are getting mispriced and qualifying investments are increasing.

Since 1990 we have seen several dramatic changes in the emotions of investors. Prior to the Persian Gulf War a number of business franchises were offered at meaningful discounts. Based on their undervaluations we bought stakes in companies that created the foundation for our ensuing above average returns.

As angst subsided after Desert Storm, overconfidence escalated throughout the decade. In our January 1999 letter to institutional clients we noted that investors had just completed the longest uninterrupted period of compounding in the twentieth century. The S&P 500 delivered eight consecutive years of positive returns, averaging 20.8% annually — almost double its long-term performance. We observed:

There are no precedents for equities performing this well for this long. There is no period when the S&P 500 sold for today’s valuations. For the owner of this group of 500 companies there is also no margin of safety of value over price. What would the sagacious Ben Graham say today given the fact he could not justify equity valuations in the 1960’s?

To our amazement this unprecedented period of speculation lasted another fifteen months. At its extreme this bubble caused technology and dot.com businesses to sell at unimaginable levels while “old economy” companies with revenues, profits, and dominant brands were tossed aside. The avarice associated

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

with the “new economy” enabled Longleaf to buy a number of great non-tech businesses at steep discounts. While the bubble’s end was painful for those who let emotions dictate their investment decisions, the positions Longleaf built determined the next two years of successful compounding.

After the last three years of S&P 500 declines we are now finding the most interesting list of investment possibilities since the first quarter of 2000. We hope that our list will expand. Although down from an excessive P/E of 27 times, the market as a whole is not yet undervalued. While the aftermath of the terrorist attacks in September of 2001 provided some irrational pricing, the downturn was brief, and more importantly, was accompanied by lower values at many businesses. Today’s anxiety is welcome because although prices are declining, our appraisals are rising at most of the companies we own and at those we are considering. The rare combination of lower prices and growing values is something we cherish.

To make successful equity investments, we must:

•	have sufficient information to properly evaluate a business and its management;
•	use the information intelligently and constructively to properly appraise the company; and
•	act on the facts of the analysis with conviction when the requisite discount from appraisal exists.

These guidelines have helped us take advantage of the pricing inefficiencies that negative public sentiment has created. We have established several significant positions at what we hope will prove to be the points of maximum pessimism. All three Funds have stronger portfolios with undervalued holdings and significantly lower cash levels. The price-to-value ratio of each Fund is much more attractive.

We wish all of our partners a wonderful summer.

Sincerely,

O. Mason Hawkins, CFA Chairman & CEO	G. Staley Cates, CFA President

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund declined 8.2% in the second quarter. The S&P 500’s 13.4% loss and Value Line’s drop of 14.2% provided little consolation. While those focused on relative returns may view being down “only” 1.6% in 2002 as good, we assure you that as substantial owners of the Fund, we disagree.

Pioneer Natural Resources helped the Partners Fund’s results. The stock was up 17% in the quarter. Given its successful exploration and proven reserves, the cash flows at Pioneer will increase substantially in the next two calendar years, and the value of the company remains much above its price.

The Fund’s returns were hurt primarily by our two telecom investments, AT&T and Telephone and Data Systems (TDS). We lowered our appraisal of AT&T by approximately 10% when the company issued shares to protect its debt rating. The price, however, fell much more in the quarter, making the stock one of the most discounted in the portfolio. TDS’ value reduction was related to our lower appraisal of its stake in Deutsche Telekom. Both TDS’ and AT&T’s 31% price declines had much more to do with the fear associated with telecom and cable industry troubles than with specific company issues. Because prices became extremely discounted relative to our lowered values of these two companies, we added to our positions in each.

Most cable and satellite stocks were hurt by the disclosure of Adelphia’s problems. GM Hughes went down 37% in the quarter. Although DirecTV lost share to EchoStar, new subscriber additions and churn rates were better than expected. The merger of GM Hughes and EchoStar is still awaiting regulatory approval. Hughes sells for far less than its intrinsic worth, with or without the merger.

Comcast’s stock was also impacted by the industry’s woes. We took advantage of this opportunity to partner with some of cable’s best operators. When Comcast completes its acquisition of AT&T’s broadband business, we will own a full position in the combined company at a very attractive price.

After the close of the quarter, the Partners Fund, together with Berkshire Hathaway, Legg Mason, and Longleaf Partners Small-Cap Fund, completed a private placement in Level 3 convertible notes. Although typically we neither own corporate bonds nor do private placements, this was a compelling opportunity that the Fund’s flexible policies allowed us to pursue and that we did not want to forego. The ten-year notes position Longleaf ahead of the common equity, pay a 9% cash coupon, and are convertible at any time to common equity at $3.41 per share — a price that is under the stock’s current level, and is far below the company’s growing intrinsic value.

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

Level 3 owns the best fiber telecommunications network in the industry. Importantly, most of its competitors struggle with huge debt levels and further significant capital expenditure requirements. Many are now in bankruptcy. Customers are universally worried about their service providers’ reliability, financial integrity, and ability to provision future needs. Level 3’s superior network infrastructure, its servicing capabilities, and its capital resources position the company to become the clear industry winner. As we said in the press release announcing the placement, “We invested in Level 3 to take advantage of consolidation opportunities in the telecommunications arena. We believe these opportunities are substantial. Level 3 is uniquely and competitively positioned, and its management team, led by Jim Crowe, is most able.”

After recent purchases, the Partners Fund is almost fully invested and the price-to-value ratio is back below its historic average. This is a significant change — it has been a very long time since price-to-value ratios and cash positions improved so dramatically in such a short period. We hope our partners share our enthusiasm for the portfolio’s strength.

Partners Fund - PERFORMANCE HISTORY and
PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended June 30, 2002

			Value-Line
	Partners	S&P 500	(Geometric)	Inflation
	Fund	Index	Index	Plus 10%

Year-to-Date	(1.63)%	(13.22)%	(12.23)%	6.75%
One Year	(2.10)	(18.04)	(18.89)	11.01
Five Years	11.30	3.63	(5.03)	12.32
Ten Years	16.46	11.41	2.79	12.52

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. These indices are unmanaged and are not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 29.2% of Net Assets)

FedEx Corporation (FDX)	6.2%
Integrated air-ground transportation company providing time-definite delivery of packages world wide.

Pioneer Natural Resources Company (PXD)	6.1%
Oil and gas exploration and production company with reserves in North America, Argentina, and South Africa.

Yum! Brands, Inc. (YUM)	6.0%
Franchisor and owner of the Taco Bell, KFC, and Pizza Hut restaurant chains.

General Motors Corporation (GM)	5.5%
Conglomerate that owns a controlling stake in Hughes Electronics, GMAC, and the international truck and car business.

Waste Management, Inc. (WMI)	5.4%
The world’s largest solid waste collection and disposal company with residential, commercial, and industrial customers throughout North America.

PORTFOLIO CHANGES

January 1, 2002 through June 30, 2002

New Holdings	Eliminations

Comcast Corporation — Class A Special *Trizec Properties, Inc. (TrizecHahn Corporation)	Aetna Inc. Coca-Cola Enterprises Inc. Diageo plc Diageo plc ADR *TrizecHahn Corporation (Trizec Properties, Inc.)

* Change due to corporate action (name of related holding)

Partners Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2002 (Unaudited)

Shares			Value

Common Stock 82.7%
		Broadcasting 4.2%

19,490,400	*	General Motors Corporation — Class H	$202,700,160
		Cable 3.2%

6,423,000	*	Comcast Corporation — Class A Special	153,124,320
		Entertainment 4.5%

11,505,000		The Walt Disney Corporation	217,444,500
		Environmental Services 5.8%

1,885,200	*	Allied Waste Industries, Inc.	18,097,920

9,960,100		Waste Management, Inc.	259,460,605

			277,558,525

		Lodging 12.2%

16,405,000		Hilton Hotels Corporation	228,029,500

9,862,523		Host Marriott Corporation	111,446,510

6,518,300		Marriott International, Inc.	248,021,315

			587,497,325

		Manufacturing 1.0%

3,886,600	*	Graftech International Ltd. (Formerly UCAR International, Inc.)(b)	47,805,180
		Multi-Industry 5.5%

5,000,000		General Motors Corporation	267,250,000
		Natural Resources 11.9%

11,201,032	*	Pioneer Natural Resources Company(b)	291,786,883

4,468,470		Plum Creek Timber Company, Inc.	137,182,029

2,900,000		Rayonier Inc.(b)	142,477,000

			571,445,912

		Property & Casualty Insurance 5.0%

61,148,000		The NipponKoa Insurance Company, Ltd. (Foreign)(b)	242,326,681
		Publishing 3.9%

2,973,300		Knight Ridder, Inc.	187,169,235
		Real Estate 4.6%

13,284,900		Trizec Properties, Inc.(b)	223,983,414

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2002 (Unaudited)

Shares			Value

		Restaurants 6.0%

9,880,000	*	Yum! Brands, Inc. (Formerly Tricon Global Restaurants, Inc.)	$288,990,000
		Telecommunications 8.7%

19,424,700		AT&T Corp.	207,844,290

3,500,000		Telephone and Data Systems, Inc.	211,925,000

			419,769,290

		Transportation 6.2%

5,615,000		FedEx Corporation(c)	299,841,000

		Total Common Stocks (Cost $3,658,658,894)	3,986,905,542

Par

Short-Term Obligations 18.1%

174,804,000	Repurchase Agreement with State Street Bank, 0.75% due 7-1-02 (Collateralized by U.S. government agency securities)	174,804,000

700,000,000	U.S. Treasury Bills, 1.68%-1.73% due 7-5-02 to 8-22-02	699,276,445

		874,080,445

Total Investments (Cost $4,532,739,339)(a)	100.8%	4,860,985,987

Other Assets and Liabilities, Net	(0.8)	(37,595,835)

Net Assets	100.0%	$4,823,390,152

Net asset value per share		$24.11

* Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $790,561,808 and $(462,315,160), respectively.
(b)	Affiliated company. See Note 7.
(c)	Designated as collateral. See Note 10.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 5% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain/(Loss)

3,100,000,000	Japanese Yen 9-26-02	$25,981,513	$1,024,323

6,000,000,000	Japanese Yen 12-20-02	50,535,467	(3,495,090)

11,000,000,000	Japanese Yen 3-28-03	93,275,478	(7,193,513)

8,500,000,000	Japanese Yen 6-27-03	72,522,000	(1,028,426)

		$242,314,458	$(10,692,706)

See Notes to Financial Statements.

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund declined 5.32% in the second quarter compared to a -2.12% return for the EAFE Index. The Fund’s year-to-date performance was -1.94% versus -1.62% for EAFE. The dollar’s recent weakness neither meaningfully helped nor hurt the Fund’s absolute performance because we hedge our currency exposure.

Three months ago, we held over 25% of assets in cash, the price-to-value ratio exceeded 60% for the first time in the Fund’s history, and we faced great difficulty finding new ideas. Today, we are almost fully invested, our price-to-value ratio is below 60%, and the portfolio’s quality is near an all-time high. Our newest investments have been in the technology/ telecommunications/ media world that supposedly belongs to “growth” investors. Vivendi, Shaw, NTT, Cable and Wireless, and Amdocs are recently purchased holdings that had declined between 60% and 90% from their highs in 2000. These declines do not guarantee that the stocks are cheap, but they do highlight that the difference between Longleaf and many growth investors is not the businesses we own, but the prices we pay.

Assembling today’s portfolio carried a cost in short-term performance. The largest detractors from the quarter’s return were two new positions: Shaw Communications and Amdocs. Shaw’s Canadian cable business is worth considerably more than today’s price and CEO Jim Shaw, a partner we know well from Longleaf Partners Small-Cap’s previous successful investment, is working to close this gap. We cannot predict when the market’s disdain for all things communications related will reverse. We are content to wait for this shift as long as Shaw’s value continues its double-digit growth.

Amdocs suffered from the same negative sentiment that battered Shaw, NTT, and Cable & Wireless. Our initial Amdocs appraisal was too high because we underestimated the impact of wireless industry turmoil on Amdocs’ new business. The market’s overreaction to Amdocs’ reduced prospects, however, created a more attractive buying opportunity. Amdocs trades at around $8 per share today. The company has over $2.50 per share in net cash and a solid recurring revenue base that accounts for two-thirds of sales. The business generates free cash operating margins in the high teens and dominates the critical niche of telecommunications billing software, an area where spending can be deferred, but not abandoned. At today’s price, Amdocs trades at less than eight times reduced forward cash earnings. Management is heavily invested, and the company is repurchasing shares.

Vivendi, another holding added during the quarter, contributed positively to performance. We have owned many of Vivendi’s assets previously, first at MCA and then at Seagram, and are confident that even the most conservative asset

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott

appraisals comfortably exceed Vivendi’s liabilities. Recent changes to management and the board have been positive, and we believe that short-term liquidity concerns are overblown.

BIL International and our Japanese investments also made positive contributions during the quarter. Collectively, these investments were the most out of favor names in our portfolio as little as six months ago.

For the first time in many months the Fund has more ideas than cash. We encourage you to join us in adding to your investment.

International Fund - PERFORMANCE HISTORY and
PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended June 30, 2002

			Inflation
	International	EAFE	Plus
	Fund	Index	10%

Year-to-Date	(1.94)%	(1.62)%	6.75%
One Year	(6.35)	(9.49)	11.01
Since Public Offering 10/26/98	18.19	(2.23)	12.84

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 30.5% of Net Assets)

The NipponKoa Insurance Company, Ltd.	9.3%
Japanese provider of both non-life (property/casualty) and life insurance services.

Vivendi Universal SA	5.6%
French conglomerate with numerous entertainment, media and telecommunications assets as well as Vivendi Environmental.

Renault SA	5.3%
Manufacturer of automobiles, buses, industrial and agricultural vehicles, and racing car engines and components. (Percentage does not reflect Nissan Motor short sale).

Nippon Broadcasting System, Inc.	5.2%
Japan’s leading radio broadcaster and 34% owner of Fuji TV, Japan’s second largest TV network.

Sompo Japan Insurance Inc.	5.1%
Japanese provider of both non-life (property/casualty) and life insurance services created by merger of Yasuda and Nissan Fire & Marine.

International Fund - PERFORMANCE HISTORY and
PORTFOLIO SUMMARY

PORTFOLIO CHANGES

January 1, 2002 through June 30, 2002

New Holdings	Eliminations

Amdocs Limited
Cable & Wireless plc
Checkpoint Systems, Inc.
Fiat Warrants (distributed
  by Fiat S.p.A.)
The Fuji Fire and Marine
  Insurance Company, Ltd.
Nippon Telegraph and
  Telephone Corporation
Shaw Communications Inc. – Class B
*Sompo Japan Insurance Inc. (The
  Nissan Fire & Marine Insurance
  Company, Ltd. and The Yasuda
  Fire & Marine Insurance Company,
  Ltd.)
*Trizec Properties, Inc.
  (TrizecHahn Corporation)
Vivendi Universal SA
The Yasuda Fire & Marine
Insurance Company, Ltd.	Canadian 88 Energy Corp.
Checkpoint Systems, Inc.
Diageo plc
Diageo plc ADR
Molson Inc. – Class A
MOS Food Service, Inc.
*The Nissan Fire & Marine
  Insurance Company, Ltd.
  (Sompo Japan Insurance Inc.)
Tenma Corporation
*TrizecHahn Corporation (Trizec
  Properties, Inc.)
*The Yasuda Fire & Marine   Insurance Company, Ltd.
(Sompo Japan Insurance Inc.)

* Change due to corporate action (name of related holding)

COUNTRY WEIGHTING OF

STOCKS & WARRANTS

Japan	34.8%

Canada	18.4

France	11.6

United States	9.3

Italy	5.0

United Kingdom	4.9

Australia	4.7

Israel	4.5

Singapore	3.7

Netherlands	3.1

100.0%

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2002 (Unaudited)

Shares			Value

Common Stock and Warrants 102.2%
		Automobiles 10.4% (5.1% net of Nissan Motor short)

4,320,400		Fiat S.p.A. (Italy)(d)	$54,231,372

341,400	*	Fiat Warrants 1-31-07 (Italy)	148,016

1,224,000		Renault SA (France)(d)	57,237,741

			111,617,129

		Broadcasting 15.5%

211,782		Lagardere S.C.A. (France)	9,169,395

5,168,000		The News Corporation Limited (Australia)(d)	28,084,731

1,043,000		The News Corporation Limited ADR (Australia)(d)	23,915,990

1,508,000		Nippon Broadcasting System, Inc. (Japan)(d)	55,357,872

51,094	*	SKY Perfect Communications Inc. (Japan)(d)	50,301,076

			166,829,064

		Cable 4.9%

4,730,000		Shaw Communications Inc. — Class B (Canada)(d)	52,976,000
		Food 4.8%

9,252,000		Ezaki Glico Co., Ltd. (Japan)(b)(d)	51,331,344
		Multi-Industry 15.3% (14.4% net of Taiwan Semiconductor short)

127,134,000	*	BIL International Limited (Singapore)(b)(d)	40,296,037

1,285,000		Brascan Corporation (Canada)	29,562,857

387,700		Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	10,824,372

835,100		Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)(d)	23,048,760

2,803,000		Vivendi Universal SA (France)(d)	60,569,153

			164,301,179

		Natural Resources 0.5%

3,349,996	*	Gendis Inc. (Canada)(b)(c)	5,396,469
		Pharmaceuticals 0.6%

409,000		Taisho Pharmaceutical Co., Ltd. (Japan)(d)	6,299,127
		Property & Casualty Insurance 19.2%

500,150		Fairfax Financial Holdings Limited (Canada)(d)	49,985,403

1,000,000		The Fuji Fire & Marine Insurance Company, Ltd. (Japan)	1,560,152

25,277,000		The NipponKoa Insurance Company, Ltd. (Japan)(d)	100,171,576

9,016,360		Sompo Japan Insurance Inc. (Japan)(d)	55,214,440

			206,931,571

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2002 (Unaudited)

Shares			Value

		Publishing 4.2%

3,763,000		Hollinger International Inc. (Canada)(d)	$45,156,000
		Real Estate 6.9%

4,671,600		O&Y Properties Corporation (Canada)(b)(c)(d)	19,965,415

3,195,000		Trizec Properties Inc. (United States)(d)	53,867,700

			73,833,115

		Restaurants 4.4%

1,640,000	*	Yum! Brands Inc. (Formerly Tricon Global Restaurants, Inc.)(United States)	47,970,000
		Retail 0.8%

892,000		Tokyo Style Co., Ltd. (Japan)(d)	8,149,000
		Telecommunications 14.7% (14.2% net of NTT Data short)

6,617,600	*	Amdocs Limited (Israel)	49,962,880

21,290,000		Cable & Wireless plc (United Kingdom)(d)	54,276,550

13,200		Nippon Telegraph and Telephone Corporation (Japan)(d)	54,293,297

			158,532,727

		Total Common Stocks and Warrants (Cost $1,131,174,581)	1,099,322,725

Par

Short-Term Obligations 10.8%

66,620,000	Repurchase Agreement with State Street Bank, 0.75% due 7-1-02 (Collateralized by U.S. government agency securities)	66,620,000

50,000,000	U.S. Treasury Bill 1.71% due 8-22-02	49,878,667

		116,498,667

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2002 (Unaudited)

Total Investments (Cost $1,247,673,248)(a)		113.0%	1,215,821,392
Shares

Common Stock Sold Short (6.7%)

(8,253,000)	Nissan Motor Co., Ltd. (Automobiles – Japan)		(57,149,878)

(774,400)	Taiwan Semiconductor Manufacturing Company ADR (Multi-Industry – Taiwan)		(10,067,200)

(1,261)	NTT Data Corporation (Telecommunications – Japan)		(5,049,887)

Total Common Stock Sold Short (Proceeds $69,338,553)		(6.7)	(72,266,965)

Other Assets and Liabilities, Net		(6.3)	(67,877,258)

Net Assets		100.0%	$1,075,677,169

Net asset value per share			$12.10

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $94,001,132 and $(125,852,988), respectively.
(b)	Affiliated security. See Note 7.
(c)	Illiquid security. See Note 8.
(d)	Designated as collateral. See Note 10.

Note:	Country listed in parenthesis after each company indicates location of headquarters/primary operations.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain/(Loss)

34,200,000	British Pound 9-26-02	$51,845,872	$(3,041,784)

18,600,000	British Pound 3-28-03	27,868,985	(1,099,254)

25,000,000	Canadian Dollar 12-20-02	16,351,630	(696,298)

122,000,000	Canadian Dollar 3-28-03	79,559,907	(1,422,705)

32,400,000	Euro 3-28-03	31,645,616	(2,189,386)

79,200,000	Euro 6-27-03	76,983,350	22,810

9,950,000,000	Japanese Yen 9-26-02	83,392,277	940,494

3,800,000,000	Japanese Yen 12-20-02	32,005,796	(2,692,649)

26,250,000,000	Japanese Yen 3-28-03	222,589,208	(15,116,416)

6,600,000,000	Japanese Yen 6-27-03	56,311,200	287,719

		$678,553,841	$(25,007,469)

See Notes to Financial Statements.

Small-Cap Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

Over the quarter Longleaf Partners Small-Cap Fund lost 4.5% versus the Russell 2000’s decline of 8.4% and Value Line’s 14.2% fall. Although we are not pleased with the quarter’s results, the Fund is close to meeting our absolute return goal of inflation plus 10% with a 6.1% year-to-date return.

The stocks at several businesses we own did well during the quarter. Both TimberWest and Deltic Timber posted solid numbers, helped by higher lumber prices. Ralcorp rose 15% in the quarter after reporting strong earnings. Genlyte continued to generate a tremendous amount of valuable free cash flow in the face of a challenging environment.

Three investments drove most of the Fund’s losses for the quarter. Fleming, Small-Cap’s largest holding, fell 19% over the last three months as fears lingered about the company’s reliance on Kmart. In reality, Fleming’s revenues from Kmart will grow this year, the relationship represents less than a quarter of Fleming’s sales, and is an even smaller percentage of profits. Fleming’s balance sheet is strong with no debt due until 2007. Non-Kmart business is growing, especially in non-traditional channels like convenience stores and “superstores.” Our appraisal is over twice today’s price, and Mark Hansen continues to steadily build value.

Texas Industries fell 23% in the quarter, mainly due to concerns about non-residential construction and short-term swings in structural steel prices. The company’s sizeable cash flow is being used to pay down debt, and the stock sells for close to half of our conservative appraisal.

Our previous investment in Level 3 bonds also declined as the telecom industry shakeout continued and negative stories about WorldCom and Qwest took center stage. We added to this position. After quarter-end the bonds rose over 58% with the company’s announcement of a $500 million private placement of convertible notes.

Longleaf Partners Small-Cap Fund purchased $70 million of this private placement together with Longleaf Partners Fund, Berkshire Hathaway, and Legg Mason. Although typically we neither own corporate bonds nor do private placements, this was a compelling opportunity that the Fund’s flexible policies allowed us to pursue and that we did not want to forego. The ten-year notes position Longleaf ahead of the common equity, pay a 9% cash coupon, and are convertible at any time to common equity at $3.41 per share — a price that is under the stock’s current level, and is far below the company’s growing intrinsic value.

Small-Cap Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

Level 3 owns the best fiber telecommunications network in the industry. Importantly, most of its competitors struggle with huge debt levels and further significant capital expenditure requirements. Many are now in bankruptcy. Customers are universally worried about their service providers’ reliability, financial integrity, and ability to provision future needs. Level 3’s superior network infrastructure, its servicing capabilities, and its capital resources elevate the company to become the clear industry winner. As we said in the press release announcing the placement, “We invested in Level 3 to take advantage of consolidation opportunities in the telecommunications arena. We believe these opportunities are substantial. Level 3 is uniquely and competitively positioned, and its management team, led by Jim Crowe, is most able.”

We also bought a position in Rogers Communications, the largest Canadian cable operator. Rogers’ stock has suffered with the sell-off of cable companies. We have used low assumptions in our appraisal of the company’s subscriber base and of its other media and wireless businesses. Using this conservative approach, the company sells at half of its intrinsic worth.

Longleaf Partners Small-Cap Fund is well positioned. We are almost fully invested and are finding new opportunities. As we sell several fully priced stocks and buy much more discounted businesses, the price-to-value ratio will become even more attractive than its mid-sixties level today.

Small-Cap Fund - PERFORMANCE HISTORY and
PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended June 30, 2002

		Russell	Value-Line	Inflation
	Small-Cap	2000	(Geometric)	Plus
	Fund	Index	Index	10%

Year-to-Date	6.13%	(4.70)%	(12.23)%	6.75%
One Year	2.16	(8.60)	(18.89)	11.01
Five Years	10.24	4.44	(5.03)	12.32
Ten Years	15.01	10.96	2.79	12.52

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. These indices are unmanaged and are not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 27.5% of Net Assets)

Fleming Companies, Inc. (FLM)	6.5%
A leading food wholesaler which also owns Food 4 Less retail stores.

Level 3 Communications, Inc. (Corporate Bonds)	5.8%
Provides telecommunications and information services, including local, long distance, data transmission, and Internet services. See discussion of Level 3 on page 15.

TimberWest Forest Corp. (TWF)	5.2%
Largest private land owner in Western Canada with 334,000 hectares of private timberlands located on Vancouver Island in British Columbia.

Fairfax Financial Holdings Limited (FFH)	5.0%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

Genlyte Group Incorporated (GYLT)	5.0%
Designer of lighting fixtures for commercial, industrial and residential markets.

PORTFOLIO CHANGES

January 1, 2002 through June 30, 2002

New Holdings	Eliminations

The Phoenix Companies, Inc.	The Phoenix Companies, Inc.
Rogers Communications, Inc.
Ruddick Corporation

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2002 (Unaudited)

Shares			Value

Common Stock 85.0%
		Beverages 2.7%

3,280,300		PepsiAmericas, Inc.	$49,007,682
		Cable 4.4%

8,683,300	*	Rogers Communications, Inc. (Foreign)(b)(c)	79,365,362
		Commercial Lighting 5.0%

2,198,100	*	Genlyte Group Incorporated(b)	89,308,803
		Construction Materials 4.1%

2,300,900		Texas Industries, Inc.(b)	72,455,341
		Financial Services 4.1%

383,622	*	Alleghany Corporation(b)	73,271,802
		Food 3.7%

2,092,300	*	Ralcorp Holdings, Inc.(b)	65,384,375
		Food — Retail 0.4%

408,000		Ruddick Corporation	6,919,680
		Food — Wholesale 6.5%

6,419,000		Fleming Companies, Inc.(b)	116,504,850
		Life Insurance 4.0%

2,089,600		The MONY Group Inc.	71,067,296
		Lodging 4.7%

6,133,653		Hilton Hotels Corporation	85,257,777
		Manufacturing 2.8%

175,800		Thomas Industries, Inc.	5,063,040

2,334,800	*	USG Corporation(b)	16,693,820

8,140,000	*	U.S. Industries, Inc.(b)	28,083,000

			49,839,860

		Multi-Industry 3.9%

3,000,000		Brascan Corporation (Foreign)	69,018,344
		Natural Resources 8.1%

1,495,000		Deltic Timber Corporation(b)	51,547,600

10,094,000		TimberWest Forest Corp. (Foreign)(b)	92,650,562

			144,198,162

		Property & Casualty Insurance 5.0%

896,000		Fairfax Financial Holdings Limited (Foreign)	89,546,978
		Publishing 4.7%

7,042,000		Hollinger International Inc. (Foreign)	84,504,000

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2002 (Unaudited)

Shares			Value

		Real Estate 11.1%

3,393,600	*	Catellus Development Corporation(c)	$69,297,312

2,271,675		Forest City Enterprises, Inc. — Class A	78,940,706

1,638,500		The Macerich Company	50,793,500

			199,031,518

		Restaurants 4.9%

2,978,100	*	IHOP Corp.(b)	87,705,045
		Retail 4.9%

374,000	*	The Neiman Marcus Group, Inc. — Class A(b)	12,977,800

2,333,700	*	The Neiman Marcus Group, Inc. — Class B(b)	75,331,836

			88,309,636

		Total Common Stocks (Cost $1,332,264,652)	1,520,696,511

Principal
Amount

Corporate Bonds 5.8%
	Telecommunications 5.8%

276,000,000	Level 3 Communications, Inc., 9.125% due 5-1-08	95,220,000

34,080,000	Level 3 Communications, Inc., 6.00% due 9-15-09	8,860,800

	Total Corporate Bonds (Cost $136,359,986)	104,080,800

Par

Short-Term Obligation 10.3%

84,535,000	Repurchase Agreement with State Street Bank, 0.75% due 7-1-02 (Collateralized by U.S. government agency securities)	84,535,000

100,000,000	U.S. Treasury Bills, 1.71%-1.73% due 7-5-02 to 8-22-02	99,869,222

		184,404,222

Total Investments (Cost $1,653,028,860)(a)	101.1%	1,809,181,533

Other Assets and Liabilities, Net	(1.1)	(19,302,703)

Net Assets	100.0%	$1,789,878,830

Net asset value per share		$23.01

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $346,192,199 and $(190,039,526), respectively.
(b)	Affiliated company. See Note 7.
(c)	Designated as collateral. See Note 10.

Note:	Companies designated as “Foreign” represent 23% of net assets.

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2002 (Unaudited)

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain/Loss

158,000,000	Canadian Dollar 9-26-02	$103,629,940	$(1,514,354)
15,000,000	Canadian Dollar 3-28-03	9,781,956	92,962

		$113,411,896	$(1,421,392)

See Notes to Financial Statements.

(Intentionally Left Blank)

Longleaf Partners Funds

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2002 (Unaudited)

	Partners	International	Small-Cap
	Fund	Fund	Fund

Assets:

Investments:

Affiliated securities, at market value (cost $881,956,804, $128,374,368 and $751,312,653, respectively) (Note 2 and 7)	$948,379,158	$116,989,266	$861,280,196

Other securities, at market value (cost $3,650,782,535, $1,119,298,880 and $901,716,207, respectively) (Note 2)	3,912,606,829	1,098,832,126	947,901,337

Total Investments	4,860,985,987	1,215,821,392	1,809,181,533

Cash	413	856	521

Receivable for:

Fund shares sold	20,228,802	13,265,132	879,372

Dividends and interest	4,086,418	3,114,973	7,376,123

Securities sold	38,182	20,218,807	–

Foreign tax reclaims	–	237,861	–

Prepaid assets	131,181	40,608	49,619

Total Assets	4,885,470,983	1,252,699,629	1,817,487,168

Liabilities:

Payable for:

Securities purchased	38,673,785	76,966,634	23,340,040

Fund shares redeemed	8,777,793	1,164,593	1,310,354

Forward currency contracts (Note 2)	10,692,706	25,007,469	1,421,392

Securities sold short	–	72,266,965	–

Investment counsel fee (Note 3)	3,103,671	1,333,881	1,219,996

Administration fee (Note 4)	402,864	88,926	151,707

Other accrued expenses	430,012	193,992	164,849

Total Liabilities	62,080,831	177,022,460	27,608,338

	$4,823,390,152	$1,075,677,169	$1,789,878,830

Net Assets:

Net assets consist of:

Paid-in capital	$4,383,976,456	$1,103,232,769	$1,595,243,206

Undistributed net investment income	3,637,101	126,792	18,400,807

Accumulated net realized gain on investments and foreign currency	117,968,600	31,921,289	21,471,332

Unrealized gain (loss) on investments and foreign currency	317,807,995	(59,603,681)	154,763,485

Net Assets	$4,823,390,152	$1,075,677,169	$1,789,878,830

Net asset value per share	$24.11	$12.10	$23.01

Fund shares issued and outstanding	200,099,152	88,908,707	77,782,058

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF OPERATIONS
for the six months ended June 30, 2002 (Unaudited)

	Partners	International	Small-Cap
	Fund	Fund	Fund

Investment Income:

Income:

Dividends from non-affiliates (net of foreign tax withheld of $138,851, $1,311,632 and $212,086, respectively)	$14,070,525	$6,089,630	$5,267,581

Dividends from affiliates (net of foreign tax withheld of $415,761, $123,434, and $0, respectively) (Note 7)	5,441,535	699,458	4,265,240

Interest	6,105,252	1,945,947	17,256,400

Total income	25,617,312	8,735,035	26,789,221

Expenses:

Investment counsel fee (Note 3)	18,538,988	7,211,471	7,116,249

Administration fee (Note 4)	2,405,749	480,766	882,716

Transfer agent fee	432,112	86,317	158,531

Printing	143,808	44,631	59,507

Postage and supplies	143,799	49,590	49,590

Dividend expense on short sale	–	422,641	–

Short sale fees (Note 2)	–	199,482	–

Custodian fee	99,179	99,190	12,397

Registration and filing fees	24,334	(17,378)	6,368

Trustees’ fees	59,507	44,629	44,629

Professional fees	28,761	32,232	20,332

Insurance expense	26,065	4,643	10,410

Miscellaneous	76,420	27,119	32,894

Total expenses	21,978,722	8,685,333	8,393,623

Net investment income	3,638,590	49,702	18,395,598

Realized and unrealized gain(loss):

Net realized gain(loss):

Non-affiliated securities	165,666,926	14,974,708	23,253,894

Affiliated securities (Note 7)	(70,397,900)	–	(3,002,532)

Forward currency contracts	9,050,486	6,526,796	–

Short sales	–	220,446	–

Foreign currency transactions	–	(6,978)	3,438

Net gain	104,319,512	21,714,972	20,254,800

Change in unrealized appreciation(depreciation):

Securities	(177,294,703)	6,482,972	58,655,722

Other assets, liabilities and forwards	(24,975,083)	(55,670,614)	(1,647,629)

Change in net unrealized appreciation(depreciation)	(202,269,786)	(49,187,642)	57,008,093

Net realized and unrealized gain(loss)	(97,950,274)	(27,472,670)	77,262,893

Net increase(decrease) in net assets resulting from operations	$(94,311,684)	$(27,422,968)	$95,658,491

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Partners Fund

	Six months ended	Year ended
	June 30, 2002	December 31,
	(Unaudited)	2001

Operations:

Net investment income	$3,638,590	$30,731,566

Net realized gains from investments and foreign currency transactions	104,319,512	158,285,483

Net change in unrealized appreciation (depreciation) of securities, other assets, liabilities and forwards	(202,269,786)	205,805,129

Net increase(decrease) in net assets resulting from operations	(94,311,684)	394,822,178

Distributions to shareholders:

From net investment income	–	(31,173,633)

From net realized gain on investments	–	(62,672,221)

Net decrease in net assets resulting from distributions	–	(93,845,854)

Capital share transactions (Note 6):

Net proceeds from sale of shares	797,619,202	1,006,388,732

Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	–	87,688,818

Cost of shares redeemed	(388,959,023)	(638,005,470)

Net increase in net assets from fund share transactions	408,660,179	456,072,080

Total increase in net assets	314,348,495	757,048,404

Net assets:

Beginning of period	4,509,041,657	3,751,993,253

End of period	$4,823,390,152	$4,509,041,657

Undistributed net investment income included in net assets at end of period	$3,637,101	$ –

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

International Fund		Small-Cap Fund

Six months ended	Year ended	Six months ended	Year ended
June 30, 2002	December 31,	June 30, 2002	December 31,
(Unaudited)	2001	(Unaudited)	2001

$49,702	$7,624,719	$18,395,598	$17,674,036
21,714,972	59,226,475	20,254,800	106,936,309
(49,187,642)	(28,964,489)	57,008,093	(45,433,613)

(27,422,968)	37,886,705	95,658,491	79,176,732

–	(8,452,745)	–	(17,663,112)
–	(48,899,650)	–	(123,875,554)

–	(57,352,395)	–	(141,538,666)

363,679,947	541,383,580	204,524,473	328,048,754
–	53,975,644	–	134,240,959
(94,589,748)	(146,388,940)	(144,419,139)	(242,786,201)

269,090,199	448,970,284	60,105,334	219,503,512

241,667,231	429,504,594	155,763,825	157,141,578
834,009,938	404,505,344	1,634,115,005	1,476,973,427

$1,075,677,169	$834,009,938	$1,789,878,830	$1,634,115,005

$126,792	$83,988	$18,400,807	$ –

See Notes to Financial Statements.

Longleaf Partners Funds

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

The Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund (“The Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

Management Estimates

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

(1)	Portfolio securities listed or traded on a securities exchange, on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.
(2)	All other portfolio securities for which over-the-counter market quotations are readily available are valued at the last representative sales price, if available, or at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.
(3)	When market quotations are not readily available, portfolio securities are valued at their fair values as determined in good faith under procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market of the investment existed.
(4)	Repurchase agreements are valued at cost which, combined with accrued interest, approximates market.
(5)	Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.

Accounting for Investments

For financial reporting purposes, Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts

Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

The Funds generally use forward currency contracts for hedging purposes to reduce market risks. However, when used separately, forward currency contracts have risks. For example, the price movements of the forwards may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in forwards depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Funds’ custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities from each Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Short Sales

A Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, a Fund must maintain collateral in a segregated account consisting of cash or liquid securities with a value at least equal to the current market value of the shorted securities, marked-to-market daily. Short sales are not permitted in a Fund when the dollar amount of all securities sold short would exceed 25% of the net assets of the Fund. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions and are not subject to Southeastern’s contractual expense limitation (see Note 3). The Funds generally sell short for hedging rather than speculative purposes.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%

In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current period.

The International Fund fee is calculated at 1.5% per annum on all asset levels. For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current period.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales

Partners Fund	$593,224,805	$557,882,212

International Fund	463,277,250	104,145,288

Small-Cap Fund	165,268,865	130,844,688

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Six months ended June 30, 2002 (Unaudited)

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	31,511,229	28,851,320	8,659,456

Shares redeemed	(15,386,557)	(7,506,311)	(6,237,922)

	16,124,672	21,345,009	2,421,534

	Year ended December 31, 2001

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	42,240,268	40,973,823	14,260,399

Reinvestment of shareholder distribution	3,730,778	4,344,513	6,392,192

Shares redeemed	(27,244,107)	(11,308,011)	(10,577,404)

	18,726,939	34,010,325	10,075,187

Note 7. Affiliated Companies

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. At June 30, 2002, each Fund held at least five percent of the outstanding voting stock of the following companies:

%
Voting
Stock

Partners Fund
Graftech International Ltd.	6.8
The NipponKoa Insurance Company, Ltd.	7.3
Pioneer Natural Resources Company	9.7
Rayonier Inc.	10.5
Trizec Properties, Inc.	8.9

International Fund
BIL International Limited	9.3
Ezaki Glico Co., Ltd.	6.4
Gendis Inc. (Note 8)	20.1
O&Y Properties Corporation (Note 8)	11.5

Small-Cap Fund
Alleghany Corporation	5.2
Deltic Timber Corporation	12.6
Fleming Companies, Inc.	11.9
Genlyte Group Incorporated	16.2
IHOP Corp.	14.3
The Neiman Marcus Group, Inc. (combined Class A and B)	5.6
Ralcorp Holdings, Inc.	7.0
Rogers Communications	5.5
Texas Industries, Inc.	11.0
TimberWest Forest Corp.	13.3
USG Corporation	5.4
U.S. Industries, Inc.	11.0

Note 8. Illiquid Securities

The International Fund owns 3,349,996 shares of Gendis, Inc. common stock, representing 20.1% of the total outstanding shares of the company and 4,671,600 shares of O&Y Properties Corporation representing 11.5% of the total outstanding shares of the Company. Due to the limited trading volume and the Fund’s large ownership stakes, a portion of these positions may be illiquid. Gendis and O&Y together represent 2.4% of the International Fund’s net assets at June 30, 2002.

Note 9. Related Ownership

At June 30, 2002, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Fund:

	Shares Owned	Percent of Fund

International Fund	5,863,361	6.6%

Note 10. Collateral

Securities with the following aggregate value were segregated to collateralize portfolio obligations at June 30, 2002:

		Value of
		Segregated
	Obligation	Assets

Partners Fund	Forward currency contracts	$299,841,000

International Fund	Forward currency contracts	721,750,798
	Short sale obligations	163,966,474

Small-Cap Fund	Forward currency contracts	140,625,362

Longleaf Partners Funds

FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset		Securities	Total	Dividends	butions
	Value	Net	Realized	From	from Net	from
	Beginning	Investment	and	Investment	Investment	Capital
	of Period	Income	Unrealized	Operations	Income	Gains

Partners Fund

Six months ended June 30, 2002 (Unaudited)	$24.51	$.02	$(.42)	$(.40)	$–	$–
Year ended December 31,

2001	22.71	.20	2.13	2.33	(.20)	(.33)

2000	20.49	.15	3.94	4.09	(.15)	(1.72)

1999	24.39	.28	.34	.62	(.29)	(4.23)

1998	25.98	.25	3.22	3.47	(.25)	(4.81)

1997	22.85	.21	6.24	6.45	(.21)	(3.11)
International Fund

Six months ended June 30, 2002 (Unaudited)	12.34	–	(.24)	(.24)	–	–
Year ended December 31,

2001	12.06	.13	1.13	1.26	(.13)	(.85)

2000	12.02	.35	2.70	3.05	(.38)	(2.63)

1999	9.97	.06	2.38	2.44	(.06)	(.33)

October 26, 1998 (Initial Public Offering) through December 31, 1998	9.15 (c)	.01	.82	.83	(.01)	–
Small-Cap Fund

Six months ended June 30, 2002 (Unaudited)	21.68	.24	1.09	1.33	–	–
Year ended December 31,

2001	22.62	.24	.90	1.14	(.24)	(1.84)

2000	20.20	.05	2.53	2.58	(.05)	(.11)

1999	21.95	.08	.79	.87	(.08)	(2.54)

1998	22.18	.17	2.54	2.71	(.17)	(2.77)

1997	17.86	.18	5.01	5.19	(.18)	(.69)

(a)	Annualized

(b)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.
(c)	Capitalized on August 12, 1998 at $10.00.
(d)	Aggregate, not annualized.
(e)	Expenses presented net of fee waiver. The expense ratio before the waiver was 1.76% and 2.65% in 1999 and 1998, respectively. In 2001 and 2000, the expense ratio for expenses subject to the waiver was 1.73% and 1.74%, respectively (Note 2 and 3).

Longleaf Partners Funds

FINANCIAL HIGHLIGHTS

				Ratio of
	Net			Expenses		Ratio of
	Asset		Net Assets	to		Net
Total	Value		End of	Average		Income to	Portfolio
Distri-	End of	Total	Period	Net		Average	Turnover
butions	Period	Return(b)	(thousands)	Assets		Net Assets	Rate

$–	$24.11	(1.63)%	$4,823,390	.91%		.15%	13.81%
(.53)	24.51	10.34	4,509,042	.94		.89	18.43
(1.87)	22.71	20.60	3,751,993	.93		.75	20.48
(4.52)	20.49	2.18	3,622,109	.92		1.16	50.39
(5.06)	24.39	14.28	3,685,300	.93		1.12	43.78
(3.32)	25.98	28.25	2,605,070	.94		.81	38.07
–	12.10	(1.94)	1,075,677	1.70		.01	12.99
(.98)	12.34	10.47	834,010	1.82	(e)	1.17	32.44
(3.01)	12.06	25.93	404,505	1.79	(e)	3.36	69.40
(.39)	12.02	24.37	293,613	1.75	(e)	.60	50.32
(.01)	9.97	9.02 (d)	75,572	1.75	(a)(e)	.10 (a)	24.05
–	23.01	6.13	1,789,879	.95		2.08	8.88
(2.08)	21.68	5.45	1,634,115	.96		1.14	40.39
(.16)	22.62	12.80	1,476,973	.98		.24	21.94
(2.62)	20.20	4.05	1,429,673	.97		.38	47.48
(2.94)	21.95	12.71	1,355,364	1.01		.87	52.51
(.87)	22.18	29.04	915,259	1.09		1.18	16.95

(Intentionally Left Blank)

SERVICE DIRECTORY

Contact us at www.longleafpartners.com or

(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24-hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By U.S. Mail:

Longleaf Partners Funds
P.O. Box 9694
Providence, RI 02940-9694
By Overnight Courier:
Longleaf Partners Funds
c/o PFPC
4400 Computer Drive
Westborough, MA 01581
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS	(800) 761-2509
Please contact Lee Harper of Southeastern Asset Management for additional information.

PUBLISHED DAILY PRICE QUOTATIONS

Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent
Abbreviation	Symbol	Cusip	Fund Number

Partners	LLPFX	543069108	133
Intl	LLINX	543069405	136
Sm-Cap	LLSCX	543069207	134

Longleaf Partners Funds SM

c/o PFPC
P.O. Box 9694
Providence, RI 02940-9694
(800) 445-9469
www.longleafpartners.com